[AIRCRAFT LOGO]

                                                                 EXHIBIT 23.2




                              CONSENT OF APPRAISER


     We consent to the use of our report included herein and the references to our firm in the AerCo Registration Statement to be filed with the Securities and Exchange Commission.


Dated:  26 January 1999



                                AIRCRAFT INFORMATION SERVICES, INC.



                                BY: /s/  John D. McNicol
                                    ____________________________________________

                                Name:    John D. McNicol
                                Title:   Vice President - Appraisals & Forecasts





      Headquarters, 26072 Merit Circle, Suite 123, Laguna Hills, CA 92653
      TEL: 949-582-8888    FAX: 949-582-8887     E-MAIL: AISINews@ao1.com